June 13, 2000

Gordon S. Donovan
Viskase Corporation
6855 West 65th Street
Bedford Park, Illinois  60638

              Re:  Viskase Companies, Inc.
                   ----------------------

Dear Mr. Donovan:

          Reference is hereby made to that certain Financing Agreement (the "Agreement") dated as of June 14, 1999 by and among Viskase Corporation, a Pennsylvania corporation ("Viskase Corporation"), Viskase Sales Corporation, a Delaware corporation ("Viskase Sales"; Viskase Corporation and Viskase Sales are collectively referred to as the "Companies"), the financial institutions that are or may from time to time become parties thereto (together with their respective successors and assigns, the "Lenders"). Terms not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

          Pursuant to the request of the Companies, each of the Lenders hereby (A) agree to forbear for 105 days from the date hereof from exercising any remedies or accelerating the Obligations as a result of any presently existing Default or Event of Default under the Agreement or any other Loan Document (i) arising as a result of Viskase Corporation agreeing to grant a subordinated security interest in the Collateral to Lessor (as defined below) pursuant to Section 2 of that certain Lease Agreement (the "Lease") dated as of December 18, 1990, as amended by that certain Agreement and Amendment dated as of April 13, 2000 (the "GECC Amendment") between State Street Bank and Trust Company, a Massachusetts trust company, as owner trustee under the Trust Agreement (as defined in the Lease) (the "Lessor"), and Viskase Corporation, (ii) occurring as a result of the failure of the Companies to deliver to the Lenders its audited financial statements for the fiscal year ended December 31, 1999 within the time periods set forth in the Agreement (it being understood that if such audited financial statements are delivered to Lenders while the aforesaid forbearance period is in force and effect, such Event of Default regarding such audited financial statements shall be deemed waived by the Lenders) and (iii) under Section 8.1(j) and (k) of the Agreement, and (B) consent to the Companies entering into the GECC Amendment (as of the time immediately prior to the execution of such GECC Amendment) and consent to the granting of the subordinated security interests to Lessor, pursuant to security documentation and a subordination agreement in form and substance (and containing subordination terms) acceptable to the Lenders; provided, however, that the foregoing waiver and forbearance is subject to and conditioned upon:

          the forbearance by the Lessor from exercising any remedies or accelerating any obligations under the Lease for 105 days from the date hereof pursuant to an executed letter agreement among GECC, the Lessor, CITBC, D. P. Kelly and the Lenders attached hereto as Exhibit A (the "GECC Forbearance Letter"), received on the date of this letter agreement (it being understood that if any forbearance so granted by the Lessor terminates or is withdrawn for any reason, then (a) such termination or withdrawal shall be deemed a new and additional Event of Default under the Agreement, (b) the Lenders shall have all of the remedies upon an Event of Default set forth in SECTION 8 of the Financing Agreement and in the other Loan Documents, and (c) the forbearance granted by the Lenders shall automatically terminate and be of no force and effect);

          Lessor and the Lenders, Lessor and CITBC, and Lessor and D.P. Kelly, entering into a subordination agreement with respect to the subordinated security interest in the Collateral granted to Lessor on terms mutually agreeable to Lessor and the Lenders within thirty (30) days of the date of this letter agreement (it being understood that such security interest shall not be granted until the subordination agreements referenced above are entered into and become effective and if such security interest is granted prior to entry and effectiveness of the subordination agreements, then (a) the granting of such security interest shall be deemed an Event of Default under the Agreement, (b) Lenders shall have all of the remedies upon an Event of Default set forth in Section 8 of the Agreement and in the other Loan Documents, and (c) the forbearance granted by the Lenders shall automatically terminate and be of no further force and effect); and

          the waiver of or forbearance from exercising any remedies or accelerating any obligations (on terms substantially similar to those set forth herein) with respect to all defaults and events of default existing as of the date hereof under the CITBC Loan Documents and the D.P. Kelly Loan Documents, as applicable, pursuant to executed letter agreements attached as Exhibits B and C, respectively, hereto (it being understood that if any such waiver or forbearance is terminated or withdrawn for any reason, then (a) such termination or withdrawal shall be deemed a new and additional Event of Default under the Agreement, (b) Lenders shall have all of the remedies upon an Event of Default set forth in
SECTION 8 of the Financing Agreement and in the other Loan Documents, and (c) the forbearance granted by Agent and the Lenders shall automatically terminate and be of no force and effect).

          The Lenders hereby waive any Event of Default arising (i) from Viskase Corporation's failure to make the 2000 Basic Rent (as defined in the GECC Amendment) payment on the date required under the Lease Documents, for so long as such payment is made on the date required to be made under the GECC Amendment or any such later date as agreed by the Companies and the Lessor by further written amendment or (ii) under Section 8.1(k) of the Agreement due to the "Events of Default" under the Lease Documents specified in
Section 4 of the GECC Amendment (it being understood that if such waiver is no longer effective for any reason, then (a) a new Event of Default shall occur, (b) Lenders shall have all of the remedies upon an Event of Default set forth in SECTION 8 of the Agreement and in the other Loan Documents, and (c) the forbearance granted by the Lenders shall automatically terminate and be of no further force and effect.

          Notwithstanding anything contained herein to the contrary, in the event that (i) the 2000 Basic Rent payment (as defined in the GECC Amendment) is paid in full and satisfied by whatever means within the time frame set forth in the GECC Amendment or such later date as agreed by Viskase Corporation and Lessor in writing, (ii) the requirements with respect to the Current Rent LC (as defined in the GECC Amendment) or the 2001 Payment (as defined in the GECC Amendment) are not satisfied by the Companies and (iii) Lessor does not declare an "Event of Default" under the Lease as a result of any failure to make the payment described in clause (i) above or any such failure described in clause (ii) of this paragraph or GECC does not otherwise terminate its forbearance under the GECC Forbearance Letter, the forbearance granted by this letter agreement shall not be terminated as a result of the failure described in clause (ii) of this paragraph.

          The Companies hereby acknowledge that the waiver and forbearance contained in this letter is granted only for the limited purpose set forth herein and each term and provision of the Agreement continues in full force and effect. The waiver and forbearance is granted only for the specific instance specified herein and for the specific period provided herein, and in no manner creates a course of dealing or otherwise impairs the future ability of any Lender to declare an Event of Default under or otherwise enforce the terms of the Agreement.

          In consideration of each of the Lender's agreement to the waiver set forth herein, the Companies hereby agree to pay a fee in the aggregate amount of $300,000 (the "Fee") to the Lenders which shall be fully earned and payable upon execution of this letter agreement. Notwithstanding anything herein to the contrary, this letter agreement shall only become effective upon receipt of the Fee by the Lenders, and shall be of no force and effect until such time.

          None of the terms or conditions of this letter agreement may be changed, modified, waived, or canceled, except by writing signed by all the parties hereto specifying such change, modification, waiver, or cancellation. Except as otherwise specifically set forth herein, the agreement and all the other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

          This letter agreement shall be governed by and construed in accordance with the laws of the State of Illinois.

          This letter agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same agreement. A facsimile copy of a signature page hereto shall be deemed an original for all purposes.

                                Very truly yours,

GENERAL MOTORS EMPLOYEE
                                GLOBAL GROUP PENSION TRUST

                                By:  Magten Asset Management Corp.,
                                     as its attorney-in-fact
                                     By:______________________
                                        ----------------------
                                     Name:  Robert Capozzi
                                     Its:  Managing Director

DEPARTMENT OF PENSIONS ! CITY OF LOS ANGELES

                                By:  Magten Asset Management Corp.,
                                     as its attorney-in-fact
                                     By:____________________
                                        ----------------------
                                     Name:  Robert Capozzi
                                     Its:  Managing Director


                                NAVY EXCHANGE SERVICE COMMAND
                                RETIREMENT TRUST

                                By:  Magten Asset Management Corp.,
                                     as its attorney-in-fact
                                     By:_______________________
                                        ----------------------
                                     Name:  Robert Capozzi
                                     Its:  Managing Director


FIRST DATA CORPORATION MASTER RETIREMENT TRUST
                                By:  Magten Asset Management Corp.,
                                     as its attorney-in-fact
                                     By:_______________________
                                        ----------------------
                                     Name:  Robert Capozzi
                                     Its:  Managing Director

RAYTHEON CO. MASTER PENSION TRUST
By:
                                By:____________________________
                                   ---------------------------
                                Name:
                                Its:


COMPANIES:

VISKASE CORPORATION

By:
   --------------------
   Its:
   --------------------

VISKASE SALES CORPORATION

By:
   ---------------------
   Its:
   ---------------------